VAN KAMPEN FOCUS PORTFOLIOS, SERIES 230
                         THE DOW 30[SM] INDEX, SERIES 10

                          SUPPLEMENT TO THE PROSPECTUS

         Notwithstanding anything to the contrary in the prospectus, the deferred sales charge for The Dow 30[SM] Index Trust, Series 10 will accrue daily from December 10, 2000 through February 9, 2001.

Dated: August 15, 2000